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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 8, 1996
                                                -------------------------

                                 WAVETECH, INC.
             (Exact name of registrant as specified in its charter)

        New Jersey                     0-15482                   22-2726569
(State or other jurisdiction         (Commission               (IRS Employer
of incorporation)                    File Number)           Identification No.)

5210 E. Williams Circle, Suite 200, Tucson, Arizona                 85711
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (520)750-9093
                                                   ---------------------

                                 Not applicable
         (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER MATTERS.

On April 9, 1996, Wavetech, Inc. (the "Company") sold 2,000,000 shares of its common stock in an offering pursuant to Regulation S of the Securities Act of 1933. The net proceeds of the offering to the Company were approximately $1,500,000. A balance sheet of the Company dated April 11, 1996 that reflects this investment is attached as Exhibit A.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 11, 1996

                                      WAVETECH, INC.



                                      By:   /s/Gerald I. Quinn
                                          --------------------------------------
                                           Gerald I. Quinn
                                           President and Chief Executive Officer


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                                    EXHIBIT A

                         WAVETECH, INC. AND SUBSIDIARIES

                      CONDENSED CONSOLIDATED BALANCE SHEET

                           APRIL 11, 1996 (UNAUDITED)

                                   -----------

                                     ASSETS

                                                               April 11,
                                                                 1996
                                                             -------------
Current assets:
         Cash and Cash equivalents                           $1,617,402.81
         Other Current Assets                                     4,397.69
                                                             -------------
                  Total Current Assets                        1,621,800.50
Property and equipment, net                                     535,049.06
Other Assets:
         Deposits                                                64,717.93
         Other Assets                                            12,100.00
                                                            --------------
                  Total Other Assets                             76,817.93
                                                             -------------
                  Total Assets                               $2,233,667.49
                                                             =============

                      LIABILTIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
         Accounts payable and accrued expenses               $   97,486.14
         Capital Leases                                          14,979.92
         Notes payable, current                                  53,638.86
                                                             -------------
                  Total Current Liabilities                     166,104.92
                                                             -------------
Stockholders' equity:
         Common stock, par value $.001 per share;             1,503,015.58
         50,000,000 shares authorized, and
         12,509,246 shares issued and outstanding
Additional paid in capital                                    2,739,791.87
Retained earnings (accumulated deficit)                      (2,175,244.88)
                                                             -------------
         Total stockholders' equity (deficit)                 2,067,562.57
                                                             -------------
         Total liabilities and stockholders' equity          $2,233,667.49
                                                             =============